                                                                   EXHIBIT 10.33

                         S E C U R I T Y  A G R E E M E N T


     SECURITY AGREEMENT dated as of May 12, 1998, made by ASIA DESIGN CORPORATION, LTD., a Korean corporation (the "Grantor"), to SUMMIT DESIGN, INC., a Delaware corporation ("Summit Delaware"), as agent (the "Agent") for itself and Anam S&T Co., Ltd., a Korean corporation ("Anam" and, together with Summit Delaware, being referred to herein, collectively, as the "Secured Parties").

                                      RECITALS

     A. Summit Design Asia, Ltd., a Hong Kong corporation (the "Borrower"), is entering into certain loan agreements (the "Loan Agreements") evidencing loans (the "Loans") made or to be made by the Secured Parties to the Borrower.

     B. The Grantor, a distributor of the Borrower's EDA products in Asia, will derive certain direct or indirect benefits as a result of the Loans.

     C. As a condition precedent to the making of the Loans, the Grantor agreed to (i) guarantee the Borrower's obligations under the Loan Agreements, pursuant to a guaranty (the "Guaranty") to be entered into by the Grantor in favor of the Secured Parties and (ii) grant the security interest contemplated by this Agreement in order to secure its obligations under the Guaranty.

     NOW, THEREFORE, in consideration of the premises and in order to induce the Secured Parties to make the Loans to the Borrower , the Grantor hereby agrees with the Secured Party as follows:

SECTION 1.     GRANT OF SECURITY

     The Grantor hereby assigns, pledges and grants to the Agent, for its benefit and the ratable benefit of the Secured Parties, a security interest in all of the Grantor's right, title and interest in and to the following, whether now owned or hereafter acquired (the "Collateral"):

          (a) all licenses, patents (including, without limitation, patents, patent applications and patent licenses), trademarks, trade names, service marks, copyrights (including, in each case, all registrations and applications for any of the foregoing), maskworks, inventions, trade secrets, confidential information, proprietary information, formulae, methods or processes, know-how, compounds, methods and operating systems, manufacturing and production and delivery procedures, product and service specifications, computer programs, and data bases (collectively, the "Intellectual Property");

          (b) all goodwill of the Grantor's business connected with the Intellectual Property; and

          (c) all increases in, and all rents, profits, royalties and proceeds of, any and all of the foregoing Collateral (including, without limitation, proceeds which constitute property of the types described in clause (a) of this
Section 1).

SECTION 2.     SECURITY FOR OBLIGATIONS

     This Agreement secures the payment of all obligations of the Grantor now or hereafter existing under the Guaranty, and all obligations of the Grantor now or hereafter existing under this Agreement (all such obligations of the Grantor being the "Obligations"). Without limiting the generality of the foregoing, this Agreement secures the payment of all amounts which constitute part of the Obligations and would be owed by the Grantor to the Secured Parties under the Guaranty but for the fact that they are unenforceable or not allowable due to the existence of a bankruptcy, reorganization or similar proceeding involving the Grantor.

SECTION 3.     REPRESENTATIONS AND WARRANTIES

     The Grantor represents and warrants as follows:

          (a) The chief place of business and chief executive office of the Grantor and the office where the Grantor keeps its records concerning the Collateral are located at its address specified in Section 12.

          (b) The Grantor is the sole and exclusive legal and beneficial owner of the Collateral free and clear of any lien, security interest, option or other charge or encumbrance except for the security interest created by this Agreement. No effective financing statement or other document similar in effect covering all or any part of the Collateral is on file in any recording office, except such as may have been filed in favor of the Agent relating to this Agreement. The Grantor has no trade name.

          (c) This Agreement creates a valid and first priority perfected security interest in the Collateral, securing the payment of the Obligations, and all filings and other actions necessary or desirable to perfect and protect such security interest have been duly taken.

          (d) Part A of Schedule 3(d) lists all patents, trademarks, registered copyrights, servicemarks, maskworks and tradenames of the Grantor, and specifies the

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jurisdictions in which each such item of Intellectual Property has been issued or registered or in which an application for such issuance and registration has been filed, including the respective registration or application numbers. The Grantor has not granted any license, sublicense, option, royalty, release, covenant not to sue, non-assertion assurance or other agreement of any kind relating to any of the Intellectual Property. No affiliate or employee of the Grantor has any ownership interest in, or any right to receive payment for, the Grantor's use of any Intellectual Property. Part B of Schedule 3(d) lists all licenses or rights from third parties for the use of intellectual property by, or on behalf of, the Grantor.

          (e) No claims with respect to the Intellectual Property have been asserted or, to the knowledge of the Grantor, are threatened by any third party, nor does the Grantor have knowledge of any valid grounds for any bona fide claims (i) to the effect that the Grantor or any of its affiliates has violated, or by conducting its business as proposed, would violate, any intellectual property rights or any third party, (ii) against the use by the Grantor or any of its affiliates of any Intellectual Property, or (iii) challenging the ownership, validity or effectiveness of any of the Intellectual Property. All patents, registered trademarks and registered copyrights held by the Grantor are valid.

          (f) To the knowledge of the Grantor, there is no material unauthorized use, infringement or misappropriation of any of the Intellectual Property by any third party, including any employee or former employee of the Grantor. Neither the Grantor nor any of its affiliates (i) has been sued or charged in writing as a defendant in any claim, suit, action or proceeding which involves a claim of infringement of trade secrets, any patents, trademarks, service marks, maskworks or copyrights and which has not been finally terminated prior to the date hereof or (ii) has knowledge of any infringement liability with respect to, or infringement by, the Grantor or any of its affiliates of any trade secret, patent, trademark, service mark, maskwork or copyright of another third party. The Grantor's officers, employees and consultants with access to technical data of the Grantor have signed confidentiality agreements in favor of the Grantor and each such agreement remains in full force and effect. To the knowledge of the Grantor, none of its current or former officers, employees or consultants is in violation of any such agreements.

          (g) Each patent, patent application, trademark and trademark registration, and service mark and service mark registration is subsisting and has not been adjudged invalid, unregistrable or unenforceable, in whole or in part.

          (h) The Intellectual Property constitutes all of the intellectual property rights, whether owned, held under license, or otherwise, necessary or

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desirable for the conduct of the Grantor's business as now conducted or proposed to be conducted.

SECTION 4.     FURTHER ASSURANCES

          (a) The Grantor agrees that from time to time, at the expense of the Grantor, the Grantor will promptly execute and deliver all further instruments and documents, and take all further action, that may be necessary in order to perfect and protect any security interest granted or purported to be granted hereby or to enable the Agent to exercise and enforce its rights and remedies hereunder with respect to any Collateral. Without limiting the generality of the foregoing, the Grantor will execute and file such financing or continuation statements, or amendments thereto, and such other instruments or notices, as may be necessary in order to perfect and preserve the security interest granted or purported to be granted hereby.

          (b) The Grantor hereby authorizes the Agent to file one or more financing or continuation statements, and amendments thereto, relating to all or any part of the Collateral without the signature of the Grantor where permitted by law. A photocopy or other reproduction of this Agreement or any financing statement covering the Collateral or any part thereof shall be sufficient as a financing statement where permitted by law.

          (c) The Grantor will furnish to the Agent from time to time statements and schedules further identifying and describing the Collateral and such other reports in connection with the Collateral as the Agent may reasonably request, all in reasonable detail.

          (d) The Grantor agrees to take all necessary steps to maintain each registered patent, trademark, copyright and service mark. Any expenses incurred in connection with such activities shall be borne by the Grantor.

          (e) The Grantor agrees to notify the Agent promptly if the Grantor learns (i) that any item of the Intellectual Property is abandoned or (ii) of any adverse development (including, without limitation, the institution of any proceeding in any court) regarding any item of the Intellectual Property.

          (f) If the Grantor becomes aware that any item of the Intellectual Property is infringed by a third party, the Grantor shall promptly notify the Agent and shall promptly take such actions as the Agent shall deem appropriate under the circumstances to protect such Intellectual Property. Any expense incurred in connection with such activities shall be borne by the Grantor.

          (g) The Grantor shall keep its chief place of business and chief executive office and the office where it keeps its records concerning the Intellectual Property at the location therefor specified in Section 3(a) or, upon 30 days' prior written notice to the Agent, at any other locations in a jurisdiction where all actions required by this Section 4 shall have been taken with respect to the Intellectual Property. The Grantor will hold and preserve such records, and will permit representatives of the Agent at any time during normal business hours to inspect and make abstracts from such records.

SECTION 5.     TRANSFERS AND OTHER LIENS

          Without the prior written consent of the Agent, the Grantor shall not (a) sell, assign (by operation of law or otherwise) or otherwise dispose of, or (b) grant any option with respect to, any of the Collateral or (c) create or permit to exist any lien, security interest, option or other charge or encumbrance upon or with respect to any of the Collateral, except for the security interest under this Agreement.

SECTION 6.     AGENT MAY PERFORM

     If the Grantor fails to perform any agreement contained herein, the Agent may itself perform, or cause performance of, such agreement, and the out-of-pocket expenses of the Agent incurred in connection therewith shall be payable by the Grantor under Section 10.

SECTION 7.     THE AGENT'S DUTIES

     The powers conferred on the Agent hereunder are solely to protect its interest in the Collateral and shall not impose any duty upon it to exercise any such powers. Except for the preservation of any Collateral in its possession, the Agent shall have no duty as to any Collateral, or as to the taking of any steps necessary to preserve rights against third parties or any other rights pertaining to any Collateral. The Agent shall be deemed to have exercised reasonable care in the custody and preservation of any Collateral in its possession if such Collateral is accorded treatment substantially equal to that which accords its own property.

SECTION 8.     EVENTS OF DEFAULT

     Any of the following events shall be considered an "Event of Default" for purposes of this Agreement:

          (a) The Grantor shall fail to pay when due all or any portion of the Obligations secured hereby; or

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          (b)  Any representation or warranty made by the Grantor under or in connection with this Agreement shall prove to have been incorrect in any material respect when made; or

          (c) The Grantor shall fail to perform or observe any term, covenant or agreement contained in this Agreement to be performed thereby if such failure shall remain unremedied for 10 days after written notice thereof shall have been provided to the Grantor by the Agent; or

          (d) An "Event of Default" (as such term is defined in the Loan Agreements), shall have occurred and be continuing under either of the Loan Agreements; or

          (e) This Agreement shall for any reason (other than pursuant to the terms thereof) cease to create a valid and perfected first priority security interest in and lien on any of the Collateral purported to be covered hereby; or

          (f) There shall occur, in the judgment of the Agent, any material adverse change in title of the Grantor to an of the Intellectual Property and such change shall not be remedied to the satisfaction of the Agent within 30 days of such change; or

          (g) Any provision of this Agreement shall for any reason cease to be valid and binding on the Grantor, or the Grantor shall so state in writing.

SECTION 9.     REMEDIES

     If any Event of Default shall have occurred and be continuing:

          (a) The Agent may exercise in respect of the Collateral, in addition to other rights and remedies provided for herein or otherwise available to it, all the rights and remedies of a secured party on default under the Uniform Commercial Code in effect in the State of Oregon at that time, and also may (i) exercise any and all rights and remedies of the Grantor under or otherwise in respect of the Collateral, including, without limitation, the right to sell, assign or otherwise dispose of any or all of the Collateral. In the event of any sale, assignment, or other disposition of any of the Collateral, the goodwill of the business connected with and symbolized by any Intellectual Property subject to such disposition shall be included, and the Grantor shall supply to the Agent or its designee the Grantor's know-how and expertise relating to the provision of services relating to any Intellectual Property subject to such disposition.


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

          (b) All payments made hereunder or in connection with or otherwise in respect of the Collateral and all cash proceeds received by the Agent in respect of any sale of, collection from, or other realization upon all or any part of the Collateral may, in the discretion of the Agent, be held by the Agent as collateral for, and/or then or at any time thereafter applied in whole or in part by the Agent against, all or any part of the Obligations, in such order as the Agent shall elect. Any surplus of such cash or cash proceeds held by the Agent and remaining after payment in full, in cash, of all the Obligations shall be paid over to the Grantor or to whomsoever may be lawfully entitled to receive such surplus.

          (c) All payments received by the Grantor in respect of the Collateral shall be received in trust for the benefit of the Agent, shall be segregated from other funds of the Grantor and shall be forthwith paid over to the Agent in the same form as so received (with any necessary endorsement).

SECTION 10.    INDEMNITY AND EXPENSES

          (a) The Grantor agrees to indemnify the Agent and the Secured Parties from and against any and all claims, losses and liabilities (including, without limitation, reasonable attorneys' fees) arising out of or resulting from this Agreement, except claims, losses or liabilities resulting from the Agent's or such Secured Party's gross negligence or willful misconduct.

          (b) The Grantor will pay to the Agent the amount of any and all expenses, including, without limitation, the reasonable fees and disbursements of its counsel and of any experts and agents, which the Agent may incur in connection with (i) the administration of this Agreement, (ii) the custody, preservation, use or operation of, or the sale of, collection from, or other realization upon, any of the Collateral, (iii) the exercise or enforcement of any of the rights of the Agent hereunder or (iv) the failure of the Grantor to perform or observe any provision hereof.

SECTION 11.    AMENDMENTS; ETC.

     No amendment or waiver of any provision of this Agreement, and no consent to any departure by the Grantor herefrom, shall in any event be effective unless the same shall be in writing and signed by the parties hereto, and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given.


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

SECTION 12.    NOTICES

     All notices required or permitted to be given under this Agreement shall be in writing. Notices may be served by certified or registered mail, postage paid with return receipt requested; by private, internationally recognized courier, prepaid; by telex, facsimile, or other telecommunication device capable of transmitting or creating a written record; or personally. Mailed notices shall be deemed delivered three (3) days after deposit in the United States mail, properly addressed. Couriered notices shall be deemed delivered on the date that the courier warrants that delivery will occur. Telex or telecommunicated notices shall be deemed delivered when receipt is either confirmed by confirming transmission equipment or acknowledged by the addressee or its office. Personal delivery shall be effective when accomplished. Unless a party changes its address by giving notice to the other party as provided herein, notices shall be delivered to the parties at the addresses set forth below:

     To Agent:                Summit Design, Inc.
                              9305 S.W. Gemini Drive
                              Beaverton, OR  97008
                              USA
                              Attention:  Larry Gerhard
                              Fax No.  503-646-9320

     To Anam S&T Co., Ltd.:   Anam S&T
                              3rd Floor Anam Building
                              154-17 Samsung-Dong, Kangnam-Ku
                              Seoul Korea  135090
                              Attention:  Stephen Kim
                              Fax No.  852-2810-5994

     To Grantor:              Suite 511, 5 Floor
                              KCAT Building
                              159-6 Samsung-Dong, Kangnam-Ku
                              Seoul, 135-728, Korea
                              Attention:  K.H.Kwon
                              Facsimile:  82-2-551-8889

SECTION 13.    ENTIRE AGREEMENT

     This Agreement, together with certain other agreements of even date herewith among certain of the parties (including, without limitation, the Shareholders Agreement for the Borrower), constitutes the full and entire understanding and


                                                                          PAGE 8
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agreement between the parties with respect to the subject matter hereof and supersedes all prior agreements with respect to the subject matter hereof.

SECTION 14.    CONTINUING SECURITY INTEREST; SUCCESSORS

     This Agreement shall create a continuing security interest in the Collateral and shall (a) remain in full force and effect until the payment in full of the Obligations and all other amounts payable under this Agreement, and (b) be binding upon and inure to the benefit of, the parties hereto and their successors and permitted assigns Upon the indefeasible payment in full of the Obligations and all other amounts payable under this Agreement, the security interest granted hereby shall terminate and all rights to the Collateral shall revert to the Grantor. Upon any such termination, the Agent will, at the Grantor's expense, execute and deliver to the Grantor such documents as the Grantor shall reasonably request to evidence such termination.

SECTION 15.    SEVERABILITY

     If any term or provision of this Agreement is or shall become illegal, invalid or unenforceable in any jurisdiction, all other terms and provisions of this Agreement shall remain legal, valid and enforceable in such jurisdiction and such illegal, invalid or unenforceable provision shall be legal, valid and enforceable in any other jurisdiction.

SECTION 16.    GOVERNING LAW

     THIS AGREEMENT SHALL BE INTERPRETED AND THE RIGHTS AND LIABILITIES OF THE PARTIES HERETO DETERMINED IN ACCORDANCE WITH THE LAW OF THE STATE OF OREGON, EXCLUDING ANY CONFLICTS OF LAW, RULE OR PRINCIPLE THAT MIGHT OTHERWISE REFER CONSTRUCTION OR INTERPRETATION OF THIS AGREEMENT TO THE SUBSTANTIVE LAW OF ANOTHER JURISDICTION, AND ALL OTHER LAWS OF MANDATORY APPLICATION.

SECTION 17.    HEADINGS

     The captions in this Agreement are for reference purposes only and shall not relate to or affect in any way the construction or interpretation hereof.

SECTION 18.    Counterparts

     This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. Delivery of an executed signature page to this Agreement or any related document by facsimile transmission shall be as effective as delivery of a manually signed counterpart of this Agreement or such related document.

SECTION 19.    CONSENT TO JURISDICTION; WAIVER OF IMMUNITIES

          (a) The Grantor hereby irrevocably and unconditionally submits, for itself and its property, to the jurisdiction of any Oregon state or federal court sitting in Portland, Oregon and any appellate court from any thereof in any action or proceeding arising out of or relating to this Agreement, and the Grantor hereby irrevocably agrees that all claims in respect of such action or proceeding may be heard and determined in such Oregon State court or in such federal court. The Grantor hereby irrevocably waives, to the fullest extent it may effectively do so, the defense of an inconvenient forum to the maintenance of such action or proceeding. The Grantor hereby irrevocably appoints Lawco of Oregon, Inc. (the "Process Agent"), with an office on the date hereof at 1211 S.W. Fifth Avenue, Suite 1500, Portland, Oregon 97204, United States, as its agent to receive on behalf of the Grantor and its property service of copies of the summons and complaint and any other process which may be served in any such action or proceeding. Such service may be made by mailing or delivering a copy of such process to the Grantor in care of the Process Agent at the Process Agent's above address, and the Grantor hereby irrevocably authorizes and directs the Process Agent to accept such service on its behalf. As an alternative method of service, the Grantor also irrevocably consents to the service of any and all process in any such action or proceeding by the mailing of copies of such process to the Grantor at its address specified in Section 12. The Grantor agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law.

          (b) Nothing in this Section shall affect the right of the Agent to serve legal process in any other manner permitted by law or affect the right of the Agent to bring any action or proceeding against the Grantor or its property in the courts of any other jurisdictions.

          (c) To the extent that the Grantor has or hereafter may acquire any immunity from jurisdiction of any court or from any legal process (whether through service or notice, attachment prior to judgment, attachment in aid of execution, execution or otherwise) with respect to itself or its property, the Grantor hereby irrevocably waives such immunity in respect of its obligations under this Agreement and, without limiting the generality of the foregoing, agrees that the waivers set forth in this subsection (c) shall have the fullest scope permitted under the Foreign Sovereign Immunities Act of 1976 of the United States and are intended to be irrevocable for purposes of such Act.


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

SECTION 20.    THE AGENT

          (a) Each Secured Party hereby appoints and authorizes the Agent to take such action as agent on its behalf and to exercise such powers under this Agreement as are delegated to the Agent by the terms hereof, together with such powers as are reasonably incidental thereto. As to any matters not expressly provided for by this Agreement, the Agent shall not be required to exercise any discretion or take any action, but shall be required to act or to refrain from acting (and shall be fully protected in so acting or refraining from acting) upon the instructions of the Secured Parties, and such instructions shall be binding upon the Secured Parties; PROVIDED, HOWEVER, that the Agent shall not be required to take any action which exposes the Agent to personal liability or which is contrary to this Agreement or applicable law. The Agent agrees to give to each Secured Party prompt notice of each notice given to it by the Grantor pursuant to the terms of this Agreement.

          (b) Neither the Agent nor any of its directors, officers, agents or employees shall be liable for any action taken or omitted to be taken by it or them under or in connection with this Agreement, except for its or their own gross negligence or willful misconduct. Without limitation of the generality of the foregoing, the Agent: (i) may consult with legal counsel, independent public accountants and other experts selected by it and shall not be liable for any action taken or omitted to be taken in good faith by it in accordance with the advice of such counsel, accountants or experts; (ii) makes no warranty or representation to any Secured Party and shall not be responsible to any Secured Party for any statement, warranties or representations (whether written or oral) made in or in connection with this Agreement; (iii) shall not have any duty to ascertain or to inquire as to the performance or observance of any of the terms, covenants or conditions of this Agreement on the part of the Grantor; (iv) shall not be responsible to any Secured Party for the due execution, legality, validity, enforceability, genuineness, sufficiency or value of this Agreement or any other instrument or document furnished pursuant hereto; and (v) shall incur no liability under or in respect of this Agreement by acting upon any notice, consent, certificate or other instrument or writing (which may be by telecopier, telegram, cable or telex) believed by it to be genuine and signed or sent by the proper party or parties.

          (c) With respect to the Loan by it, Summit Delaware shall have the same rights and powers under this Agreement as any other Secured Party and may exercise the same as though it were not the Agent; and the term "Secured Party" or "Secured Parties" shall, unless otherwise expressly indicated, include Summit Delaware in its individual capacity. Summit Delaware may engage in any kind of business with the Grantor, any of its subsidiaries and any person or entity who may do business with or own securities of the Grantor or any such subsidiary, all as if Summit Delaware were not the Agent and without any duty to account therefor to the Secured Parties.

          (d) The Secured Parties agree to indemnify the Agent (to the extent not reimbursed by the Grantor), ratably according to the respective principal amounts of the Loans then outstanding from each of them, from and against any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements of any kind or nature whatsoever (including, without limitation, reasonable attorneys' fees) which may be imposed on, incurred by, or asserted against the Agent in any way relating to or arising out of this Agreement or any action taken or omitted by the agent under this Agreement, PROVIDED that no Secured Party shall be liable for any portion of such liabilities, obligations, losses, damages, penalties, actions, judgments, suit, costs, expenses or disbursements resulting from the Agent's gross negligence or willful misconduct.

          (e) The Agent may resign at any time by giving written notice thereof to the Secured Parties and the Grantor and may be removed at any time with or without cause by the Secured Parties. Upon any such resignation or removal, the Secured Parties shall have the right to appoint a successor Agent. If no successor Agent shall have been so appointed by the Secured Parties, and shall have accepted such appointment, within 30 days after the retiring Agent's giving of notice of resignation or the Secured Parties' removal of the retiring Agent, then the retiring Agent may, on behalf of the Secured Parties, appoint a successor Agent. Upon the acceptance of any appointment as Agent hereunder by a successor Agent, such successor Agent shall thereupon succeed to and become vested with all the rights, powers, privileges and duties of the retiring Agent, and the retiring Agent shall be discharged from its duties and obligations under this Agreement. After any retiring Agent's resignation or removal hereunder as Agent, the provisions of this Section shall inure to its benefit as to any actions taken or omitted to be taken by it while it was Agent under this Agreement.


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

     IN WITNESS WHEREOF, the Grantor has caused this Security Agreement to be duly executed and delivered by its officer thereunto duly authorized as of the date first above written.


                                     ASIA DESIGN
                                       CORPORATION, LTD.,
                                       a Korean corporation)


                                     By /s/ K.H. Kwon
                                       -----------------------------------------
                                     Name:     Ki Hong Kwon
                                     Title:    President


Accepted as of May 12,1998.

SUMMIT DESIGN, INC.

By/s/ C. Albert Koob
-----------------------------------------
Name:     C. Albert Koob
Title:    Chief Financial Officer


Accepted as of May 12,1998.

ANAM S&T CO., LTD.

By/s/ Stephen M. Kim
-----------------------------------------
Name:     Stephen M. Kim
Title:    President

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